                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      __________


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                          Date of Report:  November 3, 1997



                         CHILDREN'S BROADCASTING CORPORATION
                (Exact name of registrant as specified in its charter)



           MINNESOTA                  0-21534               41-1663712
(State or Other Jurisdiction        (Commission           (IRS Employer
      of Incorporation)             File Number)        Identification No.)


                                724 FIRST STREET NORTH
                             MINNEAPOLIS, MINNESOTA 55401
            (Address of principal executive offices, including area code)


                                    (612) 338-3300
                 (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On November 3, 1997, Children's Broadcasting Corporation (the "Company") announced that it has notified its affiliate radio stations that it will terminate its network affiliation agreements and cease distributing its full-time Aahs World Radio(SM) programming format effective January 30, 1998. Reference is made to the attached Press Release issued to the public by the Company on November 3, 1997.

         Concurrent with the announcement of the termination of network affiliation agreements and the cessation of full-time network programming, the Company has also begun to effect certain reductions in its workforce related to the operation of the network. The Company plans to retain members of the Aahs World Radio creative staff and intends to continue to explore other methods of distribution of children's audio programming such as SDARS (Satellite Digital Audio Radio Service), and also to develop and enhance its Internet website real-time audio presence and other programming products, including syndicated children's programs.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

         99.1      Press Release dated November 3, 1997.



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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 3, 1997                    CHILDREN'S BROADCASTING CORPORATION


                                  /s/ JAMES G. GILBERTSON
                                   --------------------------------
                                  James G. Gilbertson
                                  Chief Operating Officer


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                                    EXHIBIT INDEX



Exhibit
NUMBER    DESCRIPTION
------    -----------

99.1      Press Release dated November 3, 1997.